 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia 31602
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (229) 241-2775

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2008, PAB Bankshares, Inc. (the "Registrant") issued a press release announcing its financial results for the three months ended June 30, 2008 (the "Press Release"). The Press Release, including financial tables, is attached as Exhibit 99.1 to this report. On July 30, 2008 at 11:00 AM Eastern, the Registrant intends to hold a conference call and webcast to discuss its financial results as reported in the Press Release. Instructions on how to access the conference call and webcast are included in the Press Release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

     99.1      Press Release dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 29, 2008
PAB Bankshares, Inc.
          (Registrant)

/s/ DONALD J. TORBERT, JR.
          (Signature)
Donald J. Torbert, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated July 29, 2008.